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                                                                    EXHIBIT 10.2



                                ESCROW AGREEMENT



    This Escrow Agreement (herein "Agreement") entered into on the ____ day of ____________, 1995, by and between IDS Managed Futures, L.P. (herein "the Partnership"), American Express Financial Advisors Inc. (herein "Selling Agent"), and FirsTier Bank, N.A., a national banking association (herein "Escrow Agent"), all being duly authorized to execute and deliver this Agreement.



                                   WITNESSETH



    The duties and responsibilities of the Escrow Agent shall be limited to those expressly set forth in this Agreement. No implied duties of the Escrow Agent shall be read into this Agreement and the Escrow Agent shall not be subject to, or obliged to recognize any other agreement between, or direction or instruction of, any or all of the parties hereto even though reference thereto may be made herein.



    The Escrow Agent may consult with legal counsel of its own choosing and shall be fully protected in acting or refraining from acting in good faith and in accordance with the opinion of such counsel.



                  DUTIES AND RESPONSIBILITIES OF ESCROW AGENT



    As Escrow Agent, you are hereby directed to hold, deal with and dispose of the aforesaid property and any other property at any time held by you hereunder in the following manner, subject, however, to the terms and conditions hereinafter set forth:



     1._Escrow Agent shall receive the proceeds of subscriptions to the Partnership for the duration of the offering period. The Escrow Agent shall segregate subscriptions received after the first payment according to the dates Selling Agent receives the subscriptions. Such subscriptions shall be grouped from and after the 11th calendar day of the month through and including the 10th calendar day of the next succeeding calendar month ("Monthly Groups"). If the first payment to the Partnership as described above includes subscriptions after the 10th calendar day of the calendar month, the first Monthly Grouping shall begin on the 11th day and shall run through the 10th calendar day of the next succeeding calendar month. If the 10th calendar day falls on a holiday or weekend, the Monthly Grouping shall be extended to the next business day, and the succeeding Monthly Grouping shall commence on the day after the last day of the preceding Monthly Grouping. The Escrow Agent shall pay and deliver to the Partnership on the last business day of each calendar month, subscriptions received by the Selling Agent from the Subscribers comprising the Monthly Group from which subscriptions were received prior to the 11th calendar day of the month.



    Escrow Agent shall pay to subscribers or, at their discretion, to Selling Agent any interest earnings equal to or exceeding $10.00. Subscription checks must be made payable to "FirsTier Bank, National Association, Lincoln, Nebraska as escrow agent for IDS Managed Futures, L.P."



     2._Prior to delivery of the escrowed Proceeds to the Partnership as described above, the Partnership shall have no title to nor interest in the Proceeds on deposit in this escrow or in any interest earned thereon, and such Proceeds and interest shall under no circumstances be subject to the liabilities or indebtedness of the Partnership.



     3._The Escrow Agent shall cause all Proceeds deposited with it pursuant to this Agreement to be maintained and invested as the General Partners of the Partnership shall from time to time direct, by certificate executed by an officer of each General Partner and delivered to the Escrow Agent, in certificates of deposit, savings accounts, direct United States Government obligations, money market funds, or other interest-bearing instruments, which can be readily liquidated so that 100% of the Proceeds so deposited and interest thereon can if necessary, be returned to the subscribers in accordance with paragraph 2 above. The Escrow Agent will incur no liability for any loss suffered so long as


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the Escrow Agent follows such directions. In the event that 100% of the Proceeds so deposited is not realized upon such liquidation, the General Partners shall pay the difference into this escrow for distribution to the subscribers.



     4._At any time prior to the termination of this escrow, for whatever reason, the General Partners may notify the Escrow Agent that a subscription agreement of a subscriber has not been accepted and such General Partners may direct the Escrow Agent to return as soon thereafter as may be practicable any such proceeds held in this escrow for the benefit of such subscriber directly to such subscriber, without interest.



     5._The offering period shall mean a period commencing __________________ and ending __________________, or such earlier date if the total amount of Units registered are sold.



     6._The Escrow Agent shall not be obligated to inquire as to the form, manner of execution or validity of any documents herewith or hereafter deposited pursuant to the provisions hereof, nor shall the Escrow Agent be obliged to inquire as to the identity, authority or rights of the persons executing the same. Said Escrow Agent shall be liable under this Agreement only for its failure to exercise due care in the performance of its duties expressly set forth in this Agreement. In case of conflicting demands upon it, said Escrow Agent may withhold performance of this escrow until such time as said conflicting demands shall have been withdrawn or the rights of the respective parties shall have been settled by court adjudication, arbitration, joint order or otherwise.



     7._Any notice required or permitted to be given hereunder shall be delivered by messenger, or dispatched by registered mail, cable or telex, to the respective party at its address specified below, namely: if to FirsTier Bank, N.A., addressed to the attention of Kathy Beerenstrauch, Corporate Trust Department at 13th and M Streets, Lincoln, Nebraska 68508; if to the Partnership or the General Partners, to them at CIS Investments, Inc., 233 South Wacker Drive, Suite 2300, Chicago, Illinois 60606, Attention: Carlton Anderson and IDS Futures Corporation, IDS Tower 10, Minneapolis, Minnesota 55440, Attention:
Janis E. Miller; if to American Express Financial Advisors Inc., to it at IDS Tower 10, Minneapolis, Minnesota 55440, Attention: Ronald W. Powell; or at such other address as such party may have furnished in writing to each of the other parties hereto. Any notice so given shall be effective when received.



     8._Your fees as Escrow Agent shall be determined in accordance with, and shall be payable as specified in, the Schedule of Fees for Escrow Services dated December 14, 1994, and attached as Exhibit A. You shall also be reimbursed by the Partnership for any reasonable expenses incurred in connection with this Agreement, including but not limited to the reasonable cost of legal services should you deem it necessary to retain counsel.



     9._You shall not be liable for any action taken or omitted by you in good faith in accordance with the advice of your counsel and in no event shall you be liable or responsible except for your own negligence or willful misconduct. You shall not be responsible for any loss to the Proceeds resulting from the investment hereof in accordance with the terms of this Agreement.



    10._The Partnership and the General Partners warrant to and agree with you that, unless otherwise expressly set forth in this Agreement: there is no security interest in the Proceeds or any part thereof; no financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Proceeds or any part thereof; and you shall have no responsibility at any time to ascertain whether or not any security interest exists in the Proceeds or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Proceeds or any part thereof.



    11._The Escrow Agent's duties and responsibilities shall be limited to those expressly set forth in this Agreement, and the Escrow Agent shall not be subject to, nor obliged to recognize, any other agreement between, or direction or instruction of, any or all of the parties hereto; provided, however, with the Escrow Agent's written consent, this Agreement may be amended at any time or times by an instrument in writing signed by all the undersigned.


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    12._If  any  property subject  hereto is  at any  time attached,  subject to garnishment or levied upon, under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property, or any part thereof, then in any such events, the Escrow Agent is authorized to rely upon and comply with any such order, writ, judgment or decree, which it is advised by legal counsel of its own choosing is binding upon it, and if it complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or any other person, firm, or corporation by reason of such compliance, even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.



    13._This Agreement shall be construed, enforced, and administered in accordance with the laws of the State of Minnesota applicable to contracts.



    14._The Escrow Agent may resign by giving five days written notice by registered or first class mail sent to the undersigned at their respective addresses herein set forth; and thereafter shall deliver all remaining deposits in said escrow to a successor escrow agent acceptable to all parties hereto which acceptance shall be evidenced by the joint written and signed order of the undersigned. If no such order is received by the Escrow Agent within thirty days after mailing such notice, it is unconditionally and irrevocably authorized and empowered to send any and all items deposited hereunder by registered mail to the respective depositors thereof.



    15._The Escrow Agent is not required to separately record on its books the name, address and amount of each subscription as received, but shall keep documents necessary to evidence the name and address of each subscriber, the aggregate amount of his subscription, and the date such subscription was received.



                                INDEMNIFICATION



     1._In conjunction with the solicitation of subscriptions, Selling Agent obtains a W-9 Certification from each subscriber including the Internal Revenue Service ("IRS") Tax I.D. Number ("TIN") satisfactory to the IRS and forwards this information on the subscription form to Escrow Agent for its requirements to the IRS. Selling Agent makes its best effort to report to Escrow Agent the correct TIN for each subscriber as reported on the W-9 Certification.



     2._The original W-9 Certification is to be retained by the Selling Agent and no copy of the W-9 Certification will be provided to the Escrow Agent.



     3._Escrow Agent relies upon the veracity of the TIN numbers as reported by the Selling Agent in making its annual income tax reports to the IRS as required by law.



    NOW, THEREFORE, the undersigned jointly represent, state and agree as follows:



     1._Selling Agent certified to Escrow Agent that is has a W-9 Certification for each subscriber it has reported to Escrow Agent in accordance with the Escrow Agreement.



     2._Selling Agent represents that the subscriber TIN which it certifies to Escrow Agent is the true and accurate number reported to it on the W-9 Certificate in its custody.



     3._Selling Agent agrees to indemnify and hold Escrow Agent harmless from any and all liabilities, expense or penalty Escrow Agent may incur arising from Escrow Agent's use of the TIN numbers provided by Selling Agent to Escrow Agent which are different from those certified to Selling Agent.



     4._Selling Agent does not indemnify Escrow Agent for use of a TIN incorrectly reported by an investor on the form W-9 certification or in connection with any usage of any TIN by Escrow Agent which is not in compliance with state or federal regulations.



    This   Agreement  shall  not  become  effective   (and  you  shall  have  no
responsibility hereunder except to return the property deposited in escrow to the subscribers) until you shall have received the


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following  and  shall  have advised  each  of  the Partnership  and  the General
Partners in writing that the same are in form and substance satisfactory to you:
(1) a certified resolution of the General Partners' boards of directors authorizing the making and performance of this Agreement and (2) a certificate as to the names and specimen signatures of its officers or representatives
authorized   to  sign  this  Agreement   and  notices,  instructions  and  other
communications hereunder.



    This Agreement shall terminate upon completion of this offering or as otherwise provided by written instruction from the General Partners to the Escrow Agent.



Dated: __________________


                                          Parties to the Escrow
                                          IDS MANAGED FUTURES, L.P.

                                          By: CIS Investments, Inc.
                                             General Partner

                                          --------------------------------------

                                            Its
                                          --------------------------------------

                                          By: IDS FUTURES CORPORATION
                                             General Partner

                                          --------------------------------------

                                            Its
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                                          CIS INVESTMENTS, INC.

                                          By
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                                            Its
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                                          IDS FUTURES CORPORATION

                                          By
                                          --------------------------------------
                                            Its
                                          --------------------------------------

                                          AMERICAN EXPRESS FINANCIAL ADVISORS
                                          INC.

                                          By
                                          --------------------------------------
                                            Its
                                          --------------------------------------
ACCEPTED:

FIRSTIER BANK, N.A.

By
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